UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2015

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan		48111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 28, 2015, Visteon Corporation (the “Company”) terminated the employment of Mr. Martin T. Thall, the Executive Vice President and President, Electronics Product Group, effective as of July 1, 2015.

(e) In connection with Mr. Thall’s termination of employment, the Company and Mr. Thall entered into a Separation Agreement (the “Separation Agreement”) dated June 28, 2015.

The Separation Agreement provides that, subject to the execution and non-revocation of a general release of claims in favor of the Company, the Company will provide certain payments and benefits to Mr. Thall. Mr. Thall will be entitled to the payments and benefits provided under his change in control agreement in the form filed as Exhibit 10.2 to the Current Report on Form 8-K of the Company filed on October 31, 2012; full vesting of his unvested restricted stock unit award in accordance with the existing terms of such award; and full vesting of his special electronics incentive award pursuant to the existing terms of such award. In addition, the Company will reimburse Mr. Thall for certain expenses associated with his relocation from Germany to his home in Seattle, WA, and Mr. Thall will be entitled to continue utilizing the tax accounting services of Deloitte at the Company’s expense for the 2015 and 2016 tax years.

The Separation Agreement also includes certain commitments by Mr. Thall. Mr. Thall agreed to adhere to the non-competition, non-solicitation, non-disclosure and non-disparagement covenants set forth in his change in control agreement. In addition, Mr. Thall agreed to cooperate in the transition of business matters he oversaw prior to his termination and reasonably cooperate with regard to any internal investigation, defense or prosecution relating to events occurring during his term of employment. Mr. Thall also assigned to the Company any and all intellectual property rights relating to his employment, agreed to return all Company property and agreed to resign from all board and industry association memberships that he undertook in connection with his role at the Company.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement for Martin T. Thall. A copy of the Separation Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events.

See “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” above, which is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Separation Agreement for Martin T. Thall, dated June 28, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: June 30, 2015	By:	/s/ Peter M. Ziparo
Peter M. Ziparo
Vice President and General Counsel

3